Notes Payable	12 Months Ended
Dec. 31, 2022
Notes Payable
Notes Payable

5. Notes Payable

During 2021, the Company executed promissory notes payable with two individuals with an aggregate principal balance of approximately $46,900 (35,000 GBP). The notes were due after a period of two months, followed by mutually agreed upon monthly extensions, and do not bear interest. Subsequent to the issuance of the notes payable, one of the individuals became an officer of the Company.

In March 2022, one of the promissory notes totaling $13,046 (10,000 GBP) was repaid in full. As of December 31, 2022, the total promissory notes payable balance was $33,854 and have been automatically extended on a monthly basis. As of December 31, 2021, the total promissory notes payable balance was $46,900.